                                  EXHIBIT 10.65

                              FIRST AMENDMENT TO
               CREDIT LINE DEED OF TRUST AND SECURITY AGREEMENT
                            TO SOUTHTRUST BANK N.A.
                RELATING TO THE ALSTOM POWER RICHMOND BUILDING

                Space Above Reserved for Recording Information
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This instrument prepared by:                 Cross-reference to instruments
Vanessa G. Morris, Esq.                      recorded at:
Burr & Forman LLP                            Book 3739, Page 870
One Georgia Center - Suite 1200              Book 3739, Page 903
600 West Peachtree Street                    Chesterfield County, Virginia
Atlanta, Georgia 30308
(404) 815-3000

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                        FIRST AMENDMENT TO CREDIT LINE
                     DEED OF TRUST AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT LINE DEED OF TRUST AND SECURITY AGREEMENT (this "Amendment") is entered as of December 15/th/, 2000, by and between WELLS REIT, LLC - VA I, a Georgia limited liability company ("Borrower", and "Grantor" for indexing purposes), and SOUTHTRUST BANK, an Alabama banking corporation (as successor by conversion to SouthTrust Bank, National Association, a national banking association) ("Lender", and "Grantee" for indexing purposes).

                               R e c i t a l s:

     Borrower has heretofore executed and delivered to Lender the following security documents, each of which has been recorded with the circuit court clerk of Chesterfield County, Virginia (the "Recording Office"):

          (a) Credit Line Deed of Trust and Security Agreement dated as of December 29, 1999, as recorded in the Recording
     Office in Book 3739 at Page 870 (the "Security Instrument");
     and

          (b) Assignment of Leases and Rents and Leases dated as of December 29, 1999, as recorded in the Recording Office in Book 3739, Page 903 (the "Assignment").

     The Security Instrument and the Assignment (collectively, the "Security Documents") secure, among other things, a Loan which has been advanced to Borrower pursuant to a Loan Agreement described therein between Borrower and Lender (as heretofore amended, the "Original Loan Agreement"). Borrower and Lender have entered into an Amended and Restated Loan Agreement dated of even date herewith (the "Amended Loan Agreement"), pursuant to which the Original Loan Agreement is amended, restated, and reinstated.


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    First Amendment to Credit Line Deed of Trust and Security Agreement - Page 1
                                    Wells REIT, LLC - VA I (ABB Office Building)

     To satisfy one of the conditions precedent set forth in the Amended Loan Agreement, Borrower desires to amend the Security Documents to reflect the amendment, restatement, and reinstatement of the Original Loan Agreement and the other documents relating to the Loan.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1.   Defined Terms.  Capitalized terms used, but not defined, in this
          -------------
Amendment shall have the meanings ascribed to them in the Security Instrument.

     2.   Amendment to Security Documents.  The Security Documents are hereby
          -------------------------------
amended in the following respects:

          (a) All references to the "Loan" in the Security Documents shall henceforth refer to the Loan as reduced to the principal amount of $7,900,000.00. Accordingly, all references in the Security Documents to the words and figures "Nine Million Two Hundred Eighty Thousand and No/100 Dollars" and "$9,280,000.00" are hereby deleted, and the words and figures "Seven Million Nine Hundred Thousand and No/100 Dollars" and "$7,900,000.00" are hereby substituted in lieu thereof.

          (b) All references to the "Loan Agreement" in the Security Documents shall henceforth refer to the Amended Loan Agreement, as the Amended Loan Agreement might hereafter be amended, extended, restated, or consolidated;

          (c) All references to the "Note" in the Security Documents shall henceforth refer to the Amended and Restated Revolving Note dated of even date herewith in the stated principal amount of $7,900,000.00, as the same might hereafter be amended, renewed, extended, increased, consolidated, or restated; and

     3.   Confirmation of Obligations.  As amended hereby, the Security
          ---------------------------
Documents shall remain in full force and effect and are hereby ratified and affirmed in all respects. Any and all references to the Security Documents contained in any of the other Loan Documents shall henceforth be deemed to refer thereto as amended hereby.

     4.   Recordation.  Borrower agrees that an original counterpart of this
          -----------
Amendment may be recorded with the Recording Office, and Borrower shall pay all fees and costs incurred by Lender in connection therewith.

     5.   Document Protocols.  This Amendment shall be governed by the Document
          ------------------
Protocols set forth in Article Nine of the Amended Loan Agreement, which are incorporated by reference into this Amendment as if fully set forth herein.


             [THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]


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    First Amendment to Credit Line Deed of Trust and Security Agreement - Page 2
                                    Wells REIT, LLC - VA I (ABB Office Building)

     IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written, with the intention that this Amendment take effect as an instrument under seal.

                                    WELLS REIT, LLC - VA I, a Georgia limited liability company

                                    By:  Wells Real Estate Investment
                                    Trust, Inc.,
                                         a Maryland corporation
                                         Its Sole Manager

                                         By: /s/ Douglas P. Williams
                                            ---------------------------------
                                         Name: Douglas P. Williams
                                              -------------------------------
                                         Title: Executive Vice President
                                               ------------------------------

                                                       [Affix corporate seal]

                                Acknowledgment

STATE OF   GEORGIA )
                   )
COUNTY OF  GWINNETT)

     The foregoing instrument was acknowledged and signed before me this 4/th/ day of December, 2000, by Douglas P. Williams as Executive Vice President of Wells Real Estate Investment Trust, Inc., a Maryland corporation, which is the sole manager of Wells REIT, LLC - VA I, a Georgia limited liability company.

     My commission expiry:  6-24-2004


                                    Notary Public: /s/ Martha Jean Cory
                                                  -----------------------------


                   [EXECUTIONS CONTINUED ON FOLLOWING PAGE]


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    First Amendment to Credit Line Deed of Trust and Security Agreement - Page 3
                                    Wells REIT, LLC - VA I (ABB Office Building)

                                    SOUTHTRUST BANK, an Alabama banking
                                    corporation, successor by conversion to
                                    SouthTrust Bank, National Association, a national banking association


                                    By: /s/ James R. Potter
                                       ---------------------------------
                                    Name:    James R. Potter
                                    Title:   Vice President



                                Acknowledgment

STATE OF GEORGIA)
                )
COUNTY OF FULTON)

     The foregoing instrument was acknowledged and signed before me this 15/th/ day of December, 2000, by James R. Potter, as Vice President of SouthTrust Bank, an Alabama banking corporation.

     My commission expiry: 5-16-2003


                                        Notary Public: [ILLEGIBLE]
                                                      ------------------------


                              [END OF EXECUTIONS]


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    First Amendment to Credit Line Deed of Trust and Security Agreement - Page 4
                                    Wells REIT, LLC - VA I (ABB Office Building)